UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Re: Have you voted yet? OWL ROCK CAPITAL CORPORATION Special Meeting.

As an investor in this security, you have the right to vote on this meeting’s important issues. Make your voice heard now! Vote Common Shares by: March 16, 2021 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903 Your Vote Counts! OWL ROCK CAPITAL CORPORATION 2021 Special Meeting March 17, 2021 Vote Now!

Control Number: 0123456789012345 This email represents the following share(s): OWL ROCK CAPITAL CORPORATION 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 Owl Rock Capital Corporation (“ORCC”) is asking Shareholders to approve (i) the Company’s entry into the New Advisory Agreement and (ii) a proposal to adjourn and reconvene the Special Meeting should we need to solicit additional shareholder support to approve the agreement. The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement. This request is a result of the recently announced Business Combination Agreement executed between Owl Rock Capital Group and Dyal Capital Partners. The definitive agreement will bring together two industry leading investment platforms focused on providing capital solutions to the alternative asset management industry. The combined business will be the surviving entity in a merger with a special purpose acquisition corporation (a “SPAC”), Altimar Acquisition Corp. (NYSE: ATAC) (the “Transaction”). The Transaction, if consummated, will result in an indirect Change in Control of the Adviser to ORCC. This Adviser change of control will result in a termination of the current investment advisory agreement. Expected enhancements provided by the Adviser Change in Control include: • improved investment sourcing capabilities, • increased pipeline of deal opportunities, • expanded resources available to investing activity, and • enhanced ability to attract and retain talent.

Your vote for this meeting is extremely important, regardless of the number of shares you own. Important Materials: Proxy Statement Shareholder Letter Attend the Virtual Meeting Attend the Meeting For holders as of January 15, 2021 Why Should I Vote? The ability to close the Transaction and deliver enhancements provided by the Adviser Change in Control is dependent on stockholder approval. The outcome of the vote can affect the value of your shares. (c) 1997-2021 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

Re: We are missing your vote! Please vote for the ORCC Special Meeting now.

As an investor in this security, you have the right to vote on this meeting’s important issues. Make your voice heard now! Vote Common Shares by: March 16, 2021 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903 Your Vote Counts! OWL ROCK CAPITAL CORPORATION 2021 Special Meeting March 17, 2021 Vote Now!

Control Number: 0123456789012345 This email represents the following share(s): OWL ROCK CAPITAL CORPORATION 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 Owl Rock Capital Corporation (“ORCC”) is asking Shareholders to approve (i) the Company’s entry into the New Advisory Agreement and (ii) a proposal to adjourn and reconvene the Special Meeting should we need to solicit additional shareholder support to approve the agreement. The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement. This request is a result of the recently announced Business Combination Agreement executed between Owl Rock Capital Group and Dyal Capital Partners. The definitive agreement will bring together two industry leading investment platforms focused on providing capital solutions to the alternative asset management industry. The combined business will be the surviving entity in a merger with a special purpose acquisition corporation (a “SPAC”), Altimar Acquisition Corp. (NYSE: ATAC) (the “Transaction”). The Transaction, if consummated, will result in an indirect Change in Control of the Adviser to ORCC. This Adviser change of control will result in a termination of the current investment advisory agreement. Expected enhancements provided by the Adviser Change in Control include: • improved investment sourcing capabilities, • increased pipeline of deal opportunities, • expanded resources available to investing activity, and • enhanced ability to attract and retain talent.

Your vote for this meeting is extremely important, regardless of the number of shares you own. Important Materials: Proxy Statement Shareholder Letter Attend the Virtual Meeting Attend the Meeting For holders as of January 15, 2021 Why Should I Vote? The ability to close the Transaction and deliver enhancements provided by the Adviser Change in Control is dependent on stockholder approval. The outcome of the vote can affect the value of your shares. (c) 1997-2021 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

Re: The ORCC Special Meeting is next week! Please cast your vote ASAP.

As an investor in this security, you have the right to vote on this meeting’s important issues. Make your voice heard now! Vote Common Shares by: March 16, 2021 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903

Control Number: 0123456789012345 This email represents the following share(s): OWL ROCK CAPITAL CORPORATION 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 Owl Rock Capital Corporation (“ORCC”) is asking Shareholders to approve (i) the Company’s entry into the New Advisory Agreement and (ii) a proposal to adjourn and reconvene the Special Meeting should we need to solicit additional shareholder support to approve the agreement. The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement. This request is a result of the recently announced Business Combination Agreement executed between Owl Rock Capital Group and Dyal Capital Partners. The definitive agreement will bring together two industry leading investment platforms focused on providing capital solutions to the alternative asset management industry. The combined business will be the surviving entity in a merger with a special purpose acquisition corporation (a “SPAC”), Altimar Acquisition Corp. (NYSE: ATAC) (the “Transaction”). The Transaction, if consummated, will result in an indirect Change in Control of the Adviser to ORCC. This Adviser change of control will result in a termination of the current investment advisory agreement. Expected enhancements provided by the Adviser Change in Control include: • improved investment sourcing capabilities, • increased pipeline of deal opportunities, • expanded resources available to investing activity, and • enhanced ability to attract and retain talent.

Your vote for this meeting is extremely important, regardless of the number of shares you own. Important Materials: Proxy Statement Shareholder Letter Attend the Virtual Meeting Attend the Meeting For holders as of January 15, 2021 Why Should I Vote? The ability to close the Transaction and deliver enhancements provided by the Adviser Change in Control is dependent on stockholder approval. The outcome of the vote can affect the value of your shares. (c) 1997-2021 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement